(Write-down) and Gain (Loss) on Sale of Assets	6 Months Ended
Jun. 30, 2021
Property, Plant and Equipment [Abstract]
Sale of Assets and Asset Impairment Charges [Text Block]	(Write-down) and Gain (Loss) on Sale of Assets
During the three and six months ended June 30, 2021, the carrying values of three Suezmax tankers, three LR2 tankers and one Aframax tanker were written down to their estimated fair values, using appraised values provided by third parties, primarily due to a weaker near-term tanker market outlook and a reduction in charter rates as a result of the current economic environment, which has been impacted by the COVID-19 global pandemic. The Company's consolidated statements of (loss) income for the three and six months ended June 30, 2021 includes write-downs totaling $85.0 million related to these vessels.
As at June 30, 2021, the Company classified one Aframax tanker, including its bunkers and lube oil inventory, as held for sale. The vessel was written down to its estimated sales price, less estimated selling costs. The Company's consolidated statement of (loss) income for the three and six months ended June 30, 2021 includes a write-down of $1.7 million related to this vessel.
During the six months ended June 30, 2021, the Company completed the sale of two Aframax tankers for an aggregate sales price of $32.0 million. These vessels were written-down to their agreed sales price less selling costs and classified as held for sale on the Company's consolidated balance sheet as at December 31, 2020.
During the six months ended June 30, 2021, and three and six months ended June 30, 2020, the Company recorded write-downs of $0.7 million and $0.7 million, respectively, on its operating lease right-of-use assets, which were written-down to their estimated fair values, based on prevailing charter rates for comparable periods, due to a reduction in these charter rates.
The Company's unaudited consolidated statements of (loss) income for the three and six months ended June 30, 2020 includes a gain of $3.1 million relating to the completion of the sale of the non-US portion of its STS support services business, as well as its LNG terminal management business for proceeds of $27.1 million, including an adjustment of $1.1 million for the final amounts of cash and other working capital present on the closing date.
During the six months ended June 30, 2020, the Company completed the sale of three Suezmax tankers, with an aggregate net loss on sales of $2.6 million.
As at March 31, 2020, the Company classified one Suezmax tanker and its related bunkers and lube oil inventory as held for sale, and the vessel cost was written down by $0.5 million to its estimated sales price less selling costs. During the three months ended June 30, 2020, the vessel no longer met the requirements to be classified as held for sale and the asset was reinstated as held for use. The previous write-down of $0.5 million was reversed when the asset was reinstated as held for use.